                                   EXCELSIOR
                          Private Equity Fund II, Inc.



                                 ANNUAL REPORT


                                October 31, 2001

                            LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

Dear Shareholders,

  We are pleased to present you the Annual Report for the Excelsior Private Equity Fund II, Inc. (the "Fund") for the fiscal year ended October 31, 2001.

  The broad-based decline in the public markets over the last eighteen months coupled with sector re-allocation amongst both institutional and individual investors imposed a difficult economic environment for private equity and venture capital investors. We were not immune to the downturn; thus, the past year has been challenging for Excelsior Private Equity Fund II, Inc.

  We measure the Fund's returns in two ways. To be consistent with the manner in which nearly all other venture capital and private equity funds measure performance, we use the internal rate of return ("IRR") metric. The IRR measures the performance of the Fund's direct and private fund investments only. It excludes the cash portion of the Fund invested in short-term instruments and is net of incentive fee payments to the Adviser. From inception through the fiscal year ended October 31, 2001, the Fund's IRR on its capital at risk in private equity was 2%. We also provide the Fund's total return, including the cash portion of the portfolio and including an imputed reinvestment rate consistent with the SEC's performance measurement methodology. Calculated this way, the Fund's one-year total return was -44.58% for the fiscal year ended October 31, 2001, and has a -0.33% average annualized total return since inception. Through December 2001, we anticipate having returned approximately 42% of investors' original invested capital.

  Our sector focus, consistent with our prospectus and similar to that of most venture capital firms, has been in information technology, information services, life sciences and communications. Each of these sectors experienced a significant run-up in the public markets, which was then followed by a steep decline in market values. The decline in the public markets made it difficult for private companies to raise capital or pursue mergers and acquisitions as viable exit strategies. Our third-party fund investments were similarly affected by this trend, where we also saw reduced valuations.

  Since inception we have invested directly in 20 companies, of which three have been sold, three are currently publicly traded, five remain privately held, and nine have been written-off. As a result of the negative economic environment during the past fiscal year, we principally focused our efforts on minimizing damage to the portfolio. Through our review process, we determined which companies to support and which companies to abandon. During the 2000 calendar year and the first six months of 2001, several of our portfolio companies were candidates for an initial public offering ("IPO") or company sale, however, the significant decline in the public markets resulted in the evaporation of demand for IPOs and the equity currency with which companies use to finance acquisitions. In both scenarios the capital needed to further expand or continue operating the company could not be raised from either public or private sources; in conjunction, the cost of capital rose and availability simultaneously disappeared.

Direct Investments

  Investments Sold

  . Softcom Microsystems, Inc., Fremont, CA, designs, develops and markets data acceleration products used in high-speed communications networks. Softcom's single-chip network accelerator solutions and integrated subsystems provide processing capabilities which help alleviate the "data bottleneck" at the point where baseband Local Area Network traffic moves on to a high-speed broadband Internet backbone. In August 1999, Softcom was sold to Intel for cash. The Fund realized a 3.7x return on its $4.2 million investment.

  . WNP Communications, Inc., Reston, VA, acquired broadband spectrum covering 30 of the top 50 markets in the United States in the Local Multipoint Distribution Services auction conducted by the FCC in 1998. In May 1999, the company was acquired by NextLink, a leading wireless communication services provider, for cash and stock. The Fund sold all of the NextLink stock received in the exchange, and realized a 3.3x return on its $5.9 million investment.

  . Classroom Connect, Inc., Los Angeles, CA, is a provider of Internet-based educational products for students in kindergarten to eighth grade. The company's product and service offerings include proprietary instruction guides, teaching plans, seminars and unique Internet content. The company is targeting teachers and school districts wishing to incorporate the Internet into the classroom. In September 2001, Classroom Connect was acquired by Harcourt Education, Inc., a subsidiary of Reed Elsevier PLC. The Fund received proceeds of $8.1 million and expects to receive an additional $1 million currently in escrow, which together equates to 100% of our invested capital.

  Investments Held--Public

  . Curon Medical, Inc. (NASDAQ: CURN) (formerly known as Conway-Stuart Medical, Inc.) Sunnyvale, CA, develops and markets medical devices utilizing radiofrequency for the treatment of gastrointestinal disorders. Curon's current products provide cost-effective procedures for the treatment of gastroesophageal reflux disease and fecal incontinence. Curon completed its initial public offering in September 2000. The Fund invested $6 million in Curon at an average cost of $2.63 per share and currently holds 2.3 million shares of common stock. On October 31, 2001, Curon closed at $2.65 per share.

  . Cross Media Marketing Corporation (AMEX: XMM), New York, NY, is a technology-driven marketing company integrating its direct marketing skills with cutting-edge technologies, including interactive voice response and web-based systems, resulting in a multi-dimensional marketing platform for the international marketing of products and services. The Fund had invested $11.5 million in LifeMinders, Inc., which merged with Cross Media in October 2001. In November 1999, LifeMinders completed its initial public offering. From May 2000 through October 2000, the Fund sold 735,000 shares of LifeMinders and realized proceeds of $25.2 million, or 2.2x the cost to the Fund. As a result of the merger, the Fund received $3.9 million in cash and 520,539 shares of Cross Media common stock. On October 31, 2001, Cross Media closed at $7.00 per share.

  . Cardiac Science, Inc. (NASDAQ: DFIB), Irvine, CA, develops, manufactures, and markets automatic external cardiac defibrillators, or AECDs, which are medical devices used for the treatment of cardiac arrest. The Fund had invested $7.6 million in SurVivaLink, Inc., which merged with Cardiac Science in September 2001. As a result of the merger, the Fund received promissory notes in the principal amount of $6.4 million, 4.2 million shares of Cardiac Science common stock, and $2.5 million in cash. On October 31, 2001, Cardiac Science closed at $2.55 per share.

Investments Held--Private

  . Mosaica Education, Inc. (formerly known as Advantage Schools, Inc.), Boston, MA, is a for-profit provider of public school education management services. Advantage manages charter schools in troubled urban school districts in cooperation with local partners. Its schools are publicly-funded, receiving per-student capitalization rates generally consistent with those received by other schools in the district. In August 2001, Mosaica Education, Inc. a privately held operator of charter schools, acquired Advantage. The Fund received 75,059 shares of preferred stock in Mosaica Education, Inc. and holds $2 million in notes issued by the company.

  . ClearOrbit, Inc. (formerly known as BPA Systems, Inc.), Austin, TX, extends enterprise value with proven software solutions that allow customers to fully leverage their investment in enterprise applications. ClearOrbit products expand rather than duplicate functionality, eliminating inefficiencies in the supply chain.

  . Captura Software, Inc., Kirkland, WA, develops and provides expense management software and service solutions for large companies. The company's products significantly increase the efficiency and lower the cost of expense reports by providing a web-based software application that automates much of the process. Captura filed an S-1 registration for an initial public offering in October 2000, which was subsequently withdrawn in January 2001 due to the change in the capital markets environment.

  . MarketFirst Software, Inc., Mountain View, CA, develops and markets hosted e-marketing software and services targeting middle-market corporations. The company's solution is focused on enabling and managing interactive marketing campaigns through the Internet. The Company's customers are motivated by the prospect of increasing customer revenue, improving customer relationships and reducing costs by automating key marketing functions with the MarketFirst solution. Marketfirst filed an S-1 registration for an initial public offering in April 2000, which was withdrawn in September 2000 due to the change in the capital markets environment.

  . PowerSmart, Inc., Shelton, CT, is a provider of "smart" battery management products designed to maximize battery run-times and safety in laptop computers, cellular telephones and camcorders as well as a variety of hand-held electronic devices. PowerSmart recently introduced a new line of Application Specific Integrated Circuits and electronic modules that offer performance and flexibility at competitive prices. PowerSmart was formed as a spin-off of technology and related assets from Duracell.

  Investments Written Off

  . Constellar Corporation, Redwood Shores, CA, was a provider of enterprise application integration software and services to large organizations in North America, Europe and Australia, was sold in an asset purchase transaction to the Data Mirror Group in September 2000. The purchase price was $15 million, which was used to satisfy the company's debts. Although the transaction calls for certain contingency payments to shareholders, the investment has been fully written-off and the Fund did not receive any proceeds.

  . ePod Corporation, New York, NY, provided and distributed e-commerce, content syndication and rich media advertising services to manufacturers, retailers, web publishers and content providers in the entertainment, retail and advertising industries. In March 2001, ePod filed for the Canadian equivalent of a Chapter 7 bankruptcy and the investment has been written-off. The Fund received proceeds of $.7 million from the Company's liquidation in July 2001.

  . firstsource Corporation, Santa Ana, CA, was a provider of e-procurement infrastructure solutions for both buyers and sellers. In April 2001, the company's asset based lender pulled its credit facility, placing the company in a significant capital crunch, which could not be overcome in a depressed fundraising environment. As a result, the company's assets are in the process of being liquidated.

  . KillerBiz, Inc., Santa Clara, CA was an online business-to-business marketplace and software solution connecting small businesses to suppliers of goods and services. In 2001, we determined that the KillerBiz business model was no longer viable and support for the company was ceased.

  . MySeasons.com, Inc., New York, NY, was a business-to-consumer and business-to-business Internet commerce site aimed at selling gardening and related horticultural products, as well as providing associated content to the gardening community. In February 2001, MySeasons.com merged with Foster & Gallagher, Inc., a direct to consumer marketer of horticulture products. In July 2001, Foster & Gallagher filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code.

  . Managemark, Inc. (formerly known as On the Go Software, Inc.), Sunnyvale, CA was an Internet application software company focused on developing finance and administration software and services for small and middle-market firms. The company's bank foreclosed on its credit line when Managemark failed to raise additional capital. The assets were assigned to a liquidating agent and, consequently, it is unlikely that the Fund will receive any proceeds from the sale of the company's assets.

  . Protogene Laboratories, Inc., Palo Alto, CA, was a developer and manufacturer of DNA gene chip technology used in molecular biology and genetic research. In 2001, Protogene could not raise additional capital and is in the process of either selling or licensing its remaining assets.

  . Zeus Wireless, Inc., Columbia, MD, built and marketed long-range frequency hopping radios for commercial and industrial facilities. The company utilized radio frequency technology as a substitute for wire with comparable range, reliability and security at a lower price while offering the flexibility associated with wireless solutions. Zeus Wireless could not raise additional capital in 2001 and has sold its assets. The Fund did not receive any proceeds from the sale of the company's assets.

  . ReleaseNow, Inc., Menlo Park, CA was an outsourced provider of e-commerce services for vendors and resellers of software and other digital goods. ReleaseNow provided software publishers, software resellers and content-driven web sites with technology and services to establish an Internet-based sales and distribution channel. In 2001, we determined that the ReleaseNow business model was no longer viable and support for the Company was ceased. As a result, the company's assets were assigned to a liquidating agent.

  Investments in Third-Party Investment Funds

  . Advanced Technology Ventures V, LP ("ATV") is an early-stage focused fund targeting information technology and health care markets. ATV has drawn 95% of our $3 million commitment. At October 31, 2001, the total value (fair market value plus distributions) of this investment was $2.7 million.

  . Brand Equity Ventures I, LP ("Brand Equity") is focused on investing broadly across the consumer sector, particularly in branded opportunities within e-commerce, retailing, and direct response markets. Brand Equity has drawn all of our $2.5 million commitment. At October 31, 2001, the total value (fair market value plus distributions) of this investment was $1.9 million.

  . Brentwood Associates III, LP ("Brentwood") is focused on middle-market buyouts and consolidations. Brentwood's strategy is to identify industries with consolidation characteristics, develop a strategy for implementation and recruit management to execute that strategy. The Fund recently received a return of capital from Brentwood. Brentwood has drawn 65% of our $5 million commitment. At October 31, 2001, the total value (fair market value plus distributions) of this investment was $2.6 million.

  . Broadview Capital Partners, LP ("Broadview") is focused on buyouts, recapitalizations and growth financings within the technology sector. The Fund received a cash distribution from Broadview's position in Peregrine Systems, Inc. (NASDAQ: PRGN). Broadview has drawn 71% of our $5 million commitment. At October 31, 2001, the total value (fair market value plus distributions) of this investment was $2.5 million.

  . Commonwealth Capital Ventures II, LP ("Commonwealth") invests in early to later-stage information technology companies in the New England region. Commonwealth maintains a particular focus on communications technology, Internet software and services and e-commerce companies. From Commonwealth, the Fund received a stock distribution of Watchguard Technologies (NASDAQ: WGRD). Commonwealth has drawn 90% of our $4 million commitment. At October 31, 2001, the total value (fair market value plus distributions) of this investment was $4.2 million.

  . Communications Ventures III, LP ("CommVentures") targets early-stage companies exclusively in the communications sector. The Fund received a stock distribution of CoSine Communications (NASDAQ: COSN) from CommVentures. CommVentures has drawn all of our $5 million commitment. At October 31, 2001, the total value (fair market value plus distributions) of this investment was $6.5 million.

  . Friedman, Fleischer & Lowe, LP ("Friedman") is a fund focused exclusively on participation in middle-market buyouts. Friedman distributed a return of capital to the Fund in January 2001. Friedman has drawn 30% of our $5 million commitment. At October 31, 2001, the total value (fair market value plus distributions) of this investment was $827,179.

  . Mayfield X, LP ("Mayfield") invests in early-stage information technology and healthcare companies, primarily located in Silicon Valley. Mayfield has drawn 95% of our $5 million commitment. At October 31, 2001, the total value (fair market value plus distributions) of this investment was $3.5 million.

  . Mid-Atlantic Venture Fund III, LP ("MAVF") invests in early and expansion-stage companies throughout the Mid-Atlantic region of the United States. MAVF has drawn all of our $5 million commitment. At October 31, 2001, the total value (fair market value plus distributions) of this investment was $3.7 million.

  . Morgenthaler Venture Partners V, LP ("Morgenthaler") is primarily an early-stage venture fund, investing largely in information technology and healthcare companies but also invests in buyouts of basic businesses. The Fund received a distribution of New Focus common stock (NASDAQ: NUFO) from Morgenthaler. Morgenthaler has drawn all of our $8 million commitment. At October 31, 2001, the total value (fair market value plus distributions) of this investment was $10.3 million.

  . Quad-C Partners V, LP ("Quad C") is focused on taking controlling positions in leveraged acquisitions and recapitalizations of middle-market companies. The Fund received two cash distributions from Quad C's position in C & A Service Partners. Quad C has drawn 81% of our $5 million commitment. At October 31, 2001, the total value (fair market value plus distributions) of this investment was $5.7 million.

  . Sevin Rosen Fund VI, LP ("Sevin Rosen") invests in early-stage technology companies, focusing specifically on companies in communications and eBusiness infrastructure and solutions, as well as those companies with Internet-enabled business models. Sevin Rosen has drawn 91% of our $2.5 million commitment. At October 31, 2001, the total value (fair market value plus distributions) of this investment was $5.9 million.

  . Trinity Ventures VI, LP ("Trinity") is an early to later-stage fund, which invests in the software, communications and electronic commerce sectors. The Fund received a distribution of cash, which was held in escrow, from Trinity's sale of its position of Nokia (NYSE:NOK). The Fund also received stock distributions of SciQuest (NASDAQ:SQST) from Trinity. Trinity has drawn 87% of our $3 million commitment. At October 31, 2001, the total value (fair market value plus distributions) of this investment was $2.1 million.

  We are currently in the harvest cycle of the Fund. Despite the market turbulence of the past year, we remain cautiously optimistic regarding the prospects for the Fund's remaining holdings and we are committed to creating shareholder value.

Respectfully submitted,



/s/ David Fann                            /s/ Douglas Lindgren


David Fann                                Douglas Lindgren
Chief Executive Officer and President     Chief Investment Officer

Excelsior Private Equity Fund II, Inc.
Portfolio of Investments October 31, 2001

   Principal                                 Acquisition   Coupon   Value (Note
 Amount/Shares                                 Date##    Rate/Yield     1)
 -------------                               ----------- ---------- -----------
 COMMERCIAL PAPER -- 3.53%
               Morgan Stanley, 11/06/01
  $ 5,000,000   (Cost $4,998,264).........                 2.50%    $ 4,998,264
                                                                    -----------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 12.00%
               Federal Farm Credit
    2,000,000   Discount Notes, 11/08/01..                 2.32*      1,999,098
               Federal Farm Credit
   15,000,000   Discount Notes, 11/26/01..                 2.24*     14,976,666
                                                                    -----------
               TOTAL U.S. GOVERNMENT &
               AGENCY OBLIGATIONS
               (Cost $16,975,764).........                           16,975,764
                                                                    -----------
 PRIVATE INVESTMENT FUNDS #, @ -- 28.55%
               Advanced Technology
               Ventures V, LP.............                            2,369,165
               Brand Equity Ventures I,
               LP.........................                            1,105,751
               Brentwood Associates III,
               LP.........................                            2,639,450
               Broadview Capital Partners,
               LP.........................                            2,302,395
               Commonwealth Capital
               Ventures II, LLP...........                            2,554,957
               Communications Ventures
               III, LP....................                            6,126,073
               Friedman, Fleischer & Lowe,
               LLC, LP....................                              827,176
               Mayfield X, LP.............                            3,375,949
               Mid-Atlantic Venture Fund
               III, LP....................                            3,499,949
               Morgenthaler Venture
               Partners V, LP.............                            7,683,713
               Quad-C Partners V, LP......                            4,213,861
               Sevin Rosen Fund VI, LP....                            2,186,866
               Trinity Ventures VI, LP....                            1,484,359
                                                                    -----------
               TOTAL PRIVATE INVESTMENT
               FUNDS (Cost $45,935,101)...                           40,369,664
                                                                    -----------
 PRIVATE COMPANIES #, +, @ -- 27.44%
  Common and Preferred Stocks -- 25.67%
   Biotechnology -- 0.00%
               Protogene Laboratories,
    9,240,000   Inc., Series B............   12/99-08/01                    --
                                                                    -----------
   Educational Services -- 3.17%
       75,059  Mosaica Education, Inc.....      08/01                 3,537,994
          N/A  Reed Elsevier PLC..........      09/01                   947,400
                                                                    -----------
                                                                      4,485,394
                                                                    -----------
   Internet Services -- Business -- 10.48%
               Captura Software, Inc.,
      769,082   Junior Preferred..........      02/00                   403,502
               Captura Software, Inc.,
    2,032,205   Series 1..................      02/00                 3,023,797
               Captura Software, Inc.,
      533,777   Series 2..................      02/00                 1,485,059
    1,428,572  Clear Orbit, Inc...........      06/00                 5,000,000
               firstsource Corp., Series
    2,388,345   A.........................      02/00                       --
    2,000,000  Foster & Gallagher, Inc....   02/00-03/00                    --
               Marketfirst Software, Inc.,
    2,140,216   Series D..................   09/99-05/01                    --
               Marketfirst Software, Inc.,
      787,166   Series E..................   09/99-05/01                    --
               Marketfirst Software, Inc.,
    7,728,932   Series F..................   09/99-05/01              4,907,733
    1,676,229  Release Software Corp......      06/98                       --
               ReleaseNow, Inc., Series
      115,000   E.........................      07/99                       --
               ReleaseNow, Inc., Series
      100,000   F.........................      01/00                       --
               ReleaseNow, Inc., Series
      176,000   G.........................      12/00                       --
                                                                    -----------
                                                                     14,820,091
                                                                    -----------

                       See Notes to Financial Statements

Excelsior Private Equity Fund II, Inc.
Portfolio of Investments October 31, 2001--(continued)

   Principal                              Acquisition   Coupon        Value
 Amount/Shares                              Date##    Rate/Yield     (Note 1)
 -------------                            ----------- -----------  ------------
 PRIVATE COMPANIES #, +, @ -- (continued)
  Common and Preferred Stocks -- (continued)
   Semiconductors -- 12.02%
               PowerSmart, Inc.,
   4,850,000    Common.................      10/99                 $  5,194,593
               PowerSmart, Inc., Series
   7,960,371    A......................      01/98                    9,924,115
               PowerSmart, Inc., Series
     530,786    B......................      08/99                    1,139,210
               PowerSmart, Inc., Series
     252,780    D......................      10/00                      741,237
                                                                   ------------
                                                                     16,999,155
                                                                   ------------
  Promissory Notes -- 1.40%
   Educational Services -- 1.40%
               Mosaica Education, Inc.
  $1,968,600    Bridge Notes...........   02/01-08/01  0.00-13.00%    1,985,471
                                                                   ------------
   Internet Services--Business--0.00%
     750,000   Killerbiz, Inc.            12/99-08/00        8.00%          --
                                                                   ------------
  Warrants -- 0.37%
   Internet Services -- Business -- 0.37%
               Captura Software, Inc.,
     173,913    Series D...............      02/99                          --
               Marketfirst Software,
     782,562    Inc., Series E.........   09/99-05/01                       --
               Marketfirst Software,
     815,223    Inc., Series F.........   09/99-05/01                   517,648
                                                                   ------------
                                                                        517,648
                                                                   ------------
   Semiconductors -- 0.00%
               PowerSmart, Inc., Series
      11,308    D......................      03/01                          --
                                                                   ------------
               TOTAL PRIVATE COMPANIES
               (Cost $68,323,699)......                              38,807,759
                                                                   ------------
 PUBLIC COMPANIES #, +, @ -- 17.10%
  Common Stock -- 12.14%
   Medical Devices -- 10.08%
   4,384,200   Cardiac Science, Inc....      09/01                    9,181,348
   2,280,000   Curon Medical, Inc......      08/99                    5,075,052
                                                                   ------------
                                                                     14,256,400
                                                                   ------------
   Media and Entertainment -- 2.06%
               Cross Media Marketing
     520,539    Corp...................      10/01                    2,915,018
                                                                   ------------
  Promissory Notes -- 4.96%
   Medical Devices -- 4.96%
               Cardiac Science, Inc.
  $6,817,118    Bridge Notes...........   12/99-09/01 10.00-12.00%    7,002,103
                                                                   ------------
               TOTAL PUBLIC COMPANIES
               (Cost $26,060,847)......                              24,173,521
                                                                   ------------
 INVESTMENT COMPANIES -- 2.95%
   4,173,080   Dreyfus Government Cash
                Management Fund
                (Cost $4,173,080)......                               4,173,080
                                                                   ------------
 TOTAL INVESTMENTS (Cost $166,466,755**)............        91.57%  129,498,052
 OTHER ASSETS & LIABILITIES (NET)...................         8.43%   11,925,273
                                                           ------  ------------
 NET ASSETS.........................................       100.00% $141,423,325
                                                           ======  ============

--------
 *  Discount rate.
**  Aggregate cost for Federal tax and book purposes.
 + At October 31, 2001, the Fund owned 5% or more of the Company's outstanding shares thereby making the Company an affiliate as defined by the Investment Company Act of 1940. Total market value of affiliated securities owned at October 31, 2001 was $62,981,280.
 # Restricted as to public resale. Acquired between January 1, 1998 and October 31, 2001. Total cost of restricted securities at October 31, 2001 aggregated $140,319,647. Total market value of restricted securities owned at October 31, 2001 was $103,350,944 or 73.08% of net assets.
##  Required disclosure for restricted securities only.
 @  Non-Income Producing Security.

                       See Notes to Financial Statements

Excelsior Private Equity Fund II, Inc.
Statement of Assets and Liabilities
October 31, 2001

  ASSETS:
   Investments, at value (Cost $166,466,755) (Note 1)............  $129,498,052
   Receivable for investments sold...............................     3,920,263
   Receivable from investment advisor (Note 2)...................     7,723,112
   Interest receivable...........................................        19,731
   Cash..........................................................       351,782
   Other assets..................................................       175,686
                                                                   ------------
   Total Assets..................................................   141,688,626

  LIABILITIES:
   Directors' fees payable (Note 2)..............................        59,989
   Administration fees payable (Note 2)..........................        28,999
   Accrued expenses and other payables...........................       176,313
                                                                   ------------
   Total Liabilities.............................................       265,301
                                                                   ------------

  NET ASSETS.....................................................  $141,423,325
                                                                   ============
  NET ASSETS consist of:
   Undistributed net investment income...........................  $  2,230,182
   Accumulated net realized (loss) on investments................    (8,598,006)
   Net unrealized (depreciation) of investments..................   (36,968,703)
   Allowance for management incentive fee........................    (1,356,372)
   Par value.....................................................         1,957
   Paid-in capital in excess of par value........................   186,114,267
                                                                   ------------
  Total Net Assets...............................................  $141,423,325
                                                                   ============
  Shares of Common Stock Outstanding ($0.01 par value, 200,000
  authorized)....................................................       195,730
  NET ASSET VALUE PER SHARE......................................  $     722.54
                                                                   ============

                       See Notes to Financial Statements

Excelsior Private Equity Fund II, Inc.
Statement of Operations
For the Year Ended October 31, 2001

  INVESTMENT INCOME:
   Interest income..............................................  $   1,141,825
                                                                  -------------
  EXPENSES:
   Managing investment advisory fees (Note 2)...................      2,531,868
   Legal fees...................................................        277,000
   Directors' fees and expenses (Note 2)........................         82,000
   Administration fees (Note 2).................................         58,000
   Custody fees.................................................         39,442
   Audit fees...................................................         88,000
   Miscellaneous expenses.......................................         97,791
                                                                  -------------
   Total Expenses...............................................      3,174,101
                                                                  -------------
   Expenses reimbursed by Managing Investment Adviser (Note 2)..       (212,131)
                                                                  -------------
   Net Expenses.................................................      2,961,970
                                                                  -------------
  NET INVESTMENT (LOSS).........................................     (1,820,145)
                                                                  -------------
  NET REALIZED AND UNREALIZED (LOSS): (Note 1)
   Net realized (loss) on investments...........................     (9,042,377)
   Net change in unrealized (depreciation) of investments.......   (123,751,058)
                                                                  -------------
  NET REALIZED AND UNREALIZED (LOSS)............................   (132,793,435)
   Net change in allowance for management incentive fee.........     18,331,699
                                                                  -------------
  NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........  $(116,281,881)
                                                                  =============

                       See Notes to Financial Statements

Excelsior Private Equity Fund II, Inc.
Statement of Changes in Net Assets

                                                     Year Ended October 31,
                                                       2001           2000
                                                   -------------  ------------
  OPERATIONS:
   Net investment (loss).........................  $  (1,820,145) $   (461,597)
   Net realized gain (loss) on investments.......     (9,042,377)   31,080,775
   Net change in unrealized appreciation
   (depreciation) of investments.................   (123,751,058)   54,326,850
   Net change in allowance for management
   incentive fee.................................     18,331,699    (8,936,514)
                                                   -------------  ------------
   Net increase (decrease) in net assets
   resulting from operations.....................   (116,281,881)   76,009,514
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gain.............................            --    (52,919,404)
   Paid-in capital...............................            --    (10,491,818)
                                                   -------------  ------------
   Total distributions...........................            --    (63,411,222)
                                                   -------------  ------------
  Net increase (decrease) in net assets..........   (116,281,881)   12,598,292
  NET ASSETS:
   Beginning of year.............................    257,705,206   245,106,914
                                                   -------------  ------------
   End of year (including undistributed net
   investment income of $2,230,182 and
   $1,304,582, respectively).....................  $ 141,423,325  $257,705,206
                                                   =============  ============

                       See Notes to Financial Statements

Excelsior Private Equity Fund II, Inc.
Statement of Cash Flows
For the Year Ended October 31, 2001

  CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
   Proceeds from Sales of Investments...........................  $ 29,699,936
   Purchases of Investments.....................................   (30,666,565)
   Net Decrease in Short-Term Investments.......................     7,903,391
   Investment Income............................................     1,225,147
   Management Incentive Fee Paid................................    (5,059,389)
   Operating Expenses Paid......................................    (2,752,912)
                                                                  ------------
   Net Cash Provided for Investing and Operating Activities.....       349,608
                                                                  ------------
  CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions Paid...........................................           --
                                                                  ------------
   Net Cash Used by Financing Activities........................           --
                                                                  ------------
   Net Increase in Cash.........................................       349,608
  Cash at Beginning of Year.....................................         2,174
                                                                  ------------
  Cash at End of Year...........................................  $    351,782
                                                                  ============
  Reconciliation of Net Investment Loss to Net Cash Provided for
  Investing and Operating Activities:
   Net Investment Loss..........................................  $ (1,820,145)
   Proceeds from Sales of Investments...........................    29,699,936
   Purchases of Investments.....................................   (30,666,565)
   Net Decrease in Short-Term Investments.......................     7,903,391
   Net Decrease in Receivables Related to Operations............       849,125
   Net Decrease in Payables Related to Operations...............    (4,833,771)
   Accretion/Amortization of Discounts and Premiums.............      (782,363)
                                                                  ------------
   Net Cash Provided from Investing and Operating Activities....  $    349,608
                                                                  ============

                       See Notes to Financial Statements

Excelsior Private Equity Fund II, Inc.
Financial Highlights -- Selected Per Share Data and Ratios

 For a Fund share outstanding throughout each period

                                                                          October 8,
                                    Year Ended October 31,                 1997* to
                            --------------------------------------------  October 31,
                              2001        2000        1999       1998        1997
                            ---------   ---------   ---------  ---------  -----------
  NET ASSET VALUE,
  BEGINNING OF PERIOD.....  $1,316.64   $1,252.27   $1,033.37  $1,003.46   $1,000.00
                            ---------   ---------   ---------  ---------   ---------
  INCOME FROM INVESTMENT
  OPERATIONS
   Net Investment Income
   (Loss).................      (9.30)      (2.36)      21.29      41.84        2.79
   Net Realized and
   Unrealized Gain (Loss)
   on Investments.........    (678.46)     436.36      291.72      (1.78)       0.67
   Net Change in Allowance
   for Management
   Incentive fee..........      93.66      (45.66)     (54.93)       --          --
                            ---------   ---------   ---------  ---------   ---------
   Total From Investment
   Operations.............    (594.10)     388.34      258.08      40.06        3.46
                            ---------   ---------   ---------  ---------   ---------
  DISTRIBUTIONS
   Net Investment Income..        --          --       (39.18)    (10.15)        --
   Net Realized Gains.....        --      (270.37)        --         --          --
   Paid-In Capital........        --       (53.60)        --         --          --
                            ---------   ---------   ---------  ---------   ---------
   Total Distributions....        --      (323.97)     (39.18)    (10.15)        --
                            ---------   ---------   ---------  ---------   ---------
  NET ASSET VALUE, END OF
  PERIOD..................  $  722.54   $1,316.64   $1,252.27  $1,033.37   $1,003.46
                            =========   =========   =========  =========   =========
  TOTAL NET ASSET VALUE
  RETURN+.................     (44.58)%     35.89 %     25.94%      4.04%       0.35%
                            =========   =========   =========  =========   =========
  RATIOS AND SUPPLEMENTAL
  DATA
   Net Assets, End of
   Period (Thousands).....  $ 141,423   $ 257,705   $ 245,107  $ 202,261   $ 156,050
   Ratio of Net Operating
   Expenses to Average Net
   Assets.................       1.48 %      1.55 %      1.26%      0.87%       0.72%**
   Ratio of Gross
   Operating Expenses to
   Average Net Assets++...       1.59 %      1.55 %      1.26%      0.87%       1.04%**
   Ratio of Net Investment
   Income (Loss) to
   Average Net Assets.....      (0.91)%     (0.15)%      1.86%      4.05%       4.23%**
   Portfolio Turnover
   Rate...................         11 %        14 %        40%         0%          0%

*   Commencement of operations
**  Annualized
+ Total investment return based on per share net asset value reflects the effects of changes in net asset value based on the performance of the Fund during the period, and assumes dividends and distributions, if any, were reinvested. The Fund's shares were issued in a private placement and are not traded, therefore market value total investment return is not calculated. Total return for periods of less than one year are unannualized.
++ Expense ratio before waiver of fees and reimbursement of expenses by adviser.

                       See Notes to Financial Statements

                    EXCELSIOR PRIVATE EQUITY FUND II, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

  Excelsior Private Equity Fund II, Inc. ("the Fund") was incorporated under the laws of the State of Maryland on March 20, 1997, and is a non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended.

  The following is a summary of the Fund's significant accounting policies. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

  (a) Portfolio valuation:

    The Fund values portfolio securities quarterly and at other such times, as in the Board of Directors' view, as circumstances warrant. Investments in securities for which market quotations are readily available generally will be valued at the last sale price on the date of valuation or, if no sale occurred, at the mean of the latest bid and ask prices; provided that, as to such securities that may have legal, contractual or practical restrictions on transfer, a discount of 10% to 40% from the public market price will be applied. Securities for which no public market exists and other assets will be valued at fair value as determined in good faith by the Managing Investment Adviser or a committee of the Board under the supervision of the Board pursuant to certain valuation procedures summarized below. Securities having remaining maturities of 60 days or less are valued at amortized cost.

    The value for securities for which no public market exists is difficult to determine. Generally, such investment will be valued on a "going concern" basis without giving effect to any disposition costs. There is a range of values that is reasonable for such investments at any particular time. Initially, direct investments are valued based upon their original cost, until developments provide a sufficient basis for use of a valuation other than cost. Upon the occurrence of developments providing a sufficient basis for a change in valuation, direct investments will be valued by the "private market" or "appraisal" method of valuation. The private market method shall only be used with respect to reliable third party transactions by sophisticated, independent investors. The appraisal method shall be based upon such factors affecting the company such as earnings, net worth, reliable private sale prices of the company's securities, the market prices for similar securities of comparable companies, an assessment of the company's future prospects or, if appropriate, liquidation value. The values for the investments referred to in this paragraph will be estimated regularly by the Managing Investment Adviser or a committee of the Board and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Fund from the investments.

    At October 31, 2001, market quotations were not readily available for securities valued at $103,350,944. Such securities were valued by the Investment Adviser, under the supervision of the Board of Directors. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

  (b) Security transactions and investment income:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

  (c) Repurchase agreements:

    The Fund enters into agreements to purchase securities and to resell them at a future date. It is the Fund's policy to take custody of securities purchased and to ensure that the market value of the collateral including accrued interest is sufficient to protect the Fund from losses incurred in the event the counterparty does not repurchase the securities. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

  (d) Federal income taxes:

    It is the policy of the Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

    Dividends from net investment income are declared and paid at least annually. Any net realized capital gains, unless offset by any available capital loss carry forward, are distributed to shareholders at least annually. Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. During the current year, permanent differences, primarily due to net operating losses, resulted in decreases in undistributed net investment income and accumulated net realized gain on investments and a corresponding increase in paid-in capital. The reclassification had no effect on net assets.

    The Fund has an unused capital loss carryforward of $8,602,181 available for income tax purposes, to be applied against future net security profits, if any, realized after October 31, 2001. If not applied, the carryover expires in fiscal year 2009.

    At October 31, 2001 the tax basis of the Fund's investments for Federal income tax purposes amounted to $166,466,755. The net unrealized depreciation amounted to $36,968,703, which is comprised of gross unrealized appreciation of $12,979,433 and aggregate gross unrealized depreciation of $49,948,136.

    In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of Company does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

2. Investment Advisory Fee, Administration Fee, and Related Party Transactions

  Pursuant to an Investment Management Agreement ("Agreement"), United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company ("U.S. Trust") serve as the Managing Investment Adviser to the Fund. Under the Agreement, for the services provided, the Managing

Investment Adviser is entitled to receive a fee, at the annual rate of 1.50% of the net assets of the Fund, determined as of the end of each fiscal quarter, that are invested or committed to be invested in Portfolio Companies or Private Funds and equal to an annual rate of 0.50% of the net assets of the Fund, determined as of the end of each fiscal quarter, that are invested in short-term investments and are not committed to Portfolio Companies or Private Funds.

  In addition to the management fee, the Fund has agreed to pay the Managing Investment Adviser an incentive fee in an amount equal to 20% of the cumulative realized capital gains (net of realized capital losses and unrealized net capital depreciation), on investments other than Private Funds, less the aggregate amount of incentive fee payments in prior years. If the amount of the incentive fee in any year is a negative number, or cumulative net realized gains less net unrealized capital depreciation at the end of any year is less than such amount calculated at the end of the previous year, the Managing Investment Adviser will be required to repay the Fund all or a portion of the incentive fee previously paid.

  U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve system and U.S. Trust is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation.

  J.P. Morgan Investor Services, Co., a corporate affiliate of JPMorgan Chase Bank, (the "Administrator") provides administrative services to the Fund. For the services provided to the Fund, the Administrator is entitled to an annual fee of $58,000, which is paid quarterly.

  The Managing Investment Adviser has voluntarily agreed to waive or reimburse other operating expenses of the Fund, exclusive of management fees, to the extent they exceed 0.25% of the Fund's net assets. This reimbursement amounted to $212,131 for the year ended October 31, 2001.

  Each Director of the Fund receives an annual fee of $15,000, and is reimbursed for expenses incurred for attending meetings. No person who is an officer, director or employee of U.S. Trust, or of any parent or subsidiary thereof, who serves as an officer, director or employee of the Fund receives any compensation from the Fund.

3. Purchases and Sales of Securities

  The Fund's purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2001, aggregated $18,570,218 and $31,635,084, respectively.

  At October 31, 2001, the Fund had outstanding investment commitments totaling $9,128,992.

4. Transactions with Affiliated Companies

  An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. The Fund did not receive dividend or interest income from affiliated companies during the period. Transactions with companies, which are or were affiliates are as follows:

                                          Sale/Merger   Realized       Value
Affiliate                      Purchases   Proceeds   Gain (Loss)    (Note 1)
---------                     ----------- ----------- ------------  -----------
Captura Software, Inc.......  $   990,040         --           --   $ 4,912,356
Cardiac Science, Inc........          --  $ 8,330,023 $  8,330,023   16,183,452
Constellar Corp.............          --          --    (6,999,995)         --
Cross Media Marketing
 Corp.......................          --    3,920,263          --     2,915,017
ePod Corp...................          --      725,026   (1,374,972)         --
firstsource Corp............    2,666,667         --           --           --
Managemark, Inc.............          --          --    (5,500,002)         --
Marketfirst Software, Inc...    2,497,530         --           --     5,425,341
Mosaica Education, Inc......    1,968,600         --           --     5,523,465
Protogene Laboratories,
 Inc........................    2,140,000         --           --           --
Reed Elsevier PLC (fka
 Classroom Connect, Inc.)...    1,248,937   8,088,671   (1,160,217)     947,400
ReleaseNow, Inc.............    1,146,666         --           --           --
Zeus Wireless, Inc..........          --          --    (5,000,000)         --
                              ----------- ----------- ------------  -----------
                              $12,658,440 $21,063,983 $(11,705,163) $35,907,031
                              =========== =========== ============  ===========

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Directors
Excelsior Private Equity Fund II, Inc.

  We have audited the accompanying statement of assets and liabilities of Excelsior Private Equity Fund II, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2001, the related statement of operations and statement of cash flows for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the indicated periods. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Excelsior Private Equity Fund II, Inc. at October 31, 2001, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years then ended and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.


                             /s/ Ernst & Young LLP


New York, New York
December 10, 2001

                          OTHER BUSINESS (UNAUDITED)

  The Annual Meeting of Shareholders of the Company was held at the offices of United States Trust Company 114 West 47th Street, New York, New York 10036 on March 16, 2001, at 10:00 a.m. (New York time) (the "Meeting"). Of the 195,730 shares outstanding as of January 24, 2001, the record date for the Meeting, 118,367 were present or represented by proxy at the Meeting. The shareholders of the Company approved the following matters: (i) to elect each of Mr. Bernstein, Mr. Hover, Mr. Murphy and Mr. Imbimbo as directors of the Company, and (ii) to ratify the selection of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending October 31, 2001. The results of the voting for each of these proposals were as follows:

  1. Election of Directors:

                                             For   Withheld
                                           ------- --------
     John C. Hover II..................... 118,046   321
     Gene M. Bernstein.................... 118,094   273
     Stephen V. Murphy.................... 117,994   373
     Victor F. Imbimbo, Jr. .............. 118,064   303

  2. To ratify Ernst & Young LLP as independent accountants for the fiscal year ending October 31, 2001:

     For:      117,823
     Against:      363
     Abstain:      181